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                                                                    Exhibit 10.1

                       TENTH AMENDMENT TO OFFICE LEASE


         This Tenth Amendment to Office Lease is entered into between Matco Enterprises, Inc., a Washington corporation, hereinafter referred to as "Landlord", and QAD. Inc, a California corporation, hereinafter referred to as "Tenant".

         This Tenth Amendment to Office Lease is made in reference to the following facts:

         A. Landlord and Tenant entered into an Office Lease dated November 30, 1992, for Suites I,K and L located at 5464 Carpinteria Avenue, Carpinteria, California, hereinafter "Office Lease".

         B. Landlord and Tenant entered into a First Amendment To Office Lease dated September 9, 1993, whereby Landlord leased Suites C and H to Tenant on the terms and conditions of the First Amendment To Office Lease.

         C. Landlord and Tenant entered into a Second Amendment To Office Lease dated January 14, 1994, whereby Landlord leased Suite J to Tenant on the terms and conditions of the Second Amendment To Office Lease.

         D. Landlord and Tenant entered into a Third Amendment To Office Lease dated January 14, 1994, whereby Landlord leased Room B in the basement and temporarily leased Room C in the basement on the terms and conditions of the Third Amendment To Office Lease.

         E. Landlord and Tenant entered into a Fourth Amendment to Office Lease dated February 15, 1994, whereby Landlord and Tenant agreed the Office Lease would terminate as to Suite H only.

         F. Landlord and Tenant entered into a Fifth Amendment to Office Lease dated September 12, 1994, whereby Landlord leased Suites G and E to Tenant on the terms and conditions of the Fifth Amendment to Office Lease.

         G. Landlord and Tenant entered into a Sixth Amendment to Office Lease dated October 30, 1996, whereby Landlord leased Suites A, B, D, F, H, and Basement Room A to Tenant on the terms and conditions of the Sixth Amendment to Office Lease.


                                     1.                                1-6-06-00

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         H.   Landlord and Tenant entered into a Seventh Amendment to Office
Lease dated February, 1998, memorializing the terms and conditions of Tenant's exercise of its first one year option to renew the lease for one additional year for Suites I, K, L, C, J and Basement B.

         I. Landlord and Tenant entered into an Eighth Amendment to Office Lease dated February, 1999, memorializing the terms and conditions of Tenant's exercise of its second and third one year options to renew the lease for two additional years for Suites I, K, L, C, J and Basement B.

         J. Landlord and Tenant entered into a Ninth Amendment to Office Lease dated August 23, 1999 memorializing the terms and conditions of Tenant's exercise of its first option to renew the lease for Suites G and E.

         K. The tenant desires to exercise its second option to renew the lease for Suites G and E pursuant to the terms and conditions of the Office Lease as Amended.


         IT IS AGREED:

         1.   RENEWAL OF LEASE.

         Tenant hereby exercises the second option to renew the lease as to Suites G and E from September 1, 2000 to August 31, 2002.

         2.   RENT FOR SUITES G AND E

         Tenant shall pay to Landlord as minimum monthly rent without deduction, setoff, prior notice, or demand, the sum of $5,880.70 ($1.55/per square foot times 3,794 square feet of net rentable square footage of Suites G and E) in advance on the first day of each month commencing September 1, 2000 and continuing during the term of the renewal of the Lease provided for above.

         3.   ADDITIONAL TERMS.

         Except where inconsistent with this Tenth Amendment to Office Lease, the terms and conditions of the Office Lease, as amended in the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth and Ninth Amendments to Office Lease, shall apply equally to this renewal option period for Suites G and E as to the remainder of the building, except that the cost of living adjustment on January 1st of each year pursuant to the terms of Paragraph 5(b) of the Office Lease shall not apply to Suites E and G during this extended term of the Lease to August 31, 2000.

                                     2.

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         IN WITNESS WHEREOF, the parties have executed this Tenth Amendment
To Office Lease on ___________, 2000.


LANDLORD:                              MATCO ENTERPRISES, INC., a
                                       Washington corporation

                                       By
                                         ---------------------------------
                                         MERIKO TAMAKI, President


TENANT:                                QAD, INC.

                                       By /s/ KATHLEEN FISHER
                                         ---------------------------------
                                         KATHLEEN FISHER,
                                         Chief Financial Officer


                                     3.